EXHIBIT 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Unless otherwise indicated, defined terms included below shall have the same meaning as terms defined and included elsewhere on Form 8-K (the “Form 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2024, as amended on April 24, 2024 in the Current Report (the “Form 8-K/A”). Any references to the Proxy Statement included below refers to the proxy statement on file with the SEC dated January 3, 2024 and incorporated herein by reference.

The following unaudited pro forma condensed combined financial information is presented to illustrate the estimated effects of the Transaction.

The unaudited pro forma condensed combined balance sheet information as of December 31, 2023, is based upon and derived from the unaudited historical financial information of Renovaro and Renovaro Cube (fka: GEDi Cube) and gives effect to the Transaction as if such acquisition had occurred on July 1, 2023.

The unaudited pro forma condensed combined statements of operations for the twelve months ended June 30, 2023, combines the historical audited consolidated statement of operations of Renovaro for the twelve months ended June 30, 2023, with Renovaro Cube’s unaudited financial results for the twelve months ended June 30, 2023, and give effect to the Transaction as if it occurred on July 1, 2022. Renovaro and Renovaro Cube have different fiscal years. Renovaro’s fiscal year ends on June 30, whereas Renovaro Cube’s ends on December 31. Renovaro Cube’s unaudited financial results for the twelve months ended June 30, 2023, have been derived from (i) its unaudited statement of operations for the six months ended June 30, 2023, and (ii) its audited statement of operations for the year ended December 31, 2022 removing its results of operations for the six months ended June 30, 2022 derived from its unaudited statement of operations for the six months ended June 30, 2022. In addition, the unaudited pro forma condensed combined statements of operations for the year ended June 30, 2023, are also based upon and derived from the historical financial information of Grace Systems BV or Grace (Predecessor), which was acquired by Renovaro Cube (Successor) on August 24, 2023, and give effect to the Grace acquisition as if it occurred on July 1, 2022.

The unaudited pro forma condensed combined statements of operations for the six months ended December 31, 2023, combines the historical unaudited consolidated statement of operations of Renovaro for the six months ended December 31, 2023, with Renovaro Cube’s unaudited financial results for the six months ended December 31, 2023 and gives effect to the Transaction as if it occurred on July 1, 2022.

The unaudited pro forma condensed combined financial information has been derived from and should be read in conjunction with:

●	Renovaro’s audited consolidated financial statements and accompanying notes as of and for the year ended June 30, 2023, as contained in its Annual Report on Form 10-K filed on October 2, 2023, with the SEC.

●	Renovaro’s unaudited condensed consolidated financial statements and accompanying notes as of and for the six-month period ended December 31, 2023, as contained in its Quarterly Report on Form 10-Q filed on February 14, 2024, with the SEC.

●	Renovaro Cube’s audited consolidated financial statements and accompanying notes as of and for the years ended December 31, 2023, and 2022, as are set forth in this Current Report on Form 8-K/A.

Additional information about the basis of presentation of this information is provided in Note 1 hereto.

The unaudited pro forma condensed combined financial information is provided for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Transaction had been completed as of the dates set forth above, nor is it indicative of the future results or financial position of the combined company. In connection with the pro forma financial information, Renovaro allocated the purchase price using the closing price on the date of acquisition, February 13, 2024.

Accordingly, the pro forma Transaction price adjustments are preliminary and subject to further adjustments as additional information becomes available and as additional analyses are performed. The unaudited pro forma condensed combined financial information also does not give effect to the potential impact of current financial conditions, any anticipated synergies, operating efficiencies, or cost savings that may result from the Transaction or any integration costs. The unaudited pro forma condensed combined statements of operations do not reflect certain amounts resulting from the Transaction that were determined to be of a non-recurring nature.

The unaudited pro forma condensed combined financial information was prepared in accordance with Article 11 of Regulation S-X. Renovaro has accounted for the Transaction using the acquisition method of accounting, in accordance with FASB Accounting Standards Codification, or ASC, Topic 805 “Business Combinations”, or ASC 805. Renovaro preliminarily determined that the Transaction constitutes a business combination.

After the closing of the Transaction, Renovaro will complete the valuations necessary to finalize the required purchase price allocation based upon the fair market values as of the actual closing date of the Transaction, at which time the final allocation of the purchase price will be determined. Differences between preliminary estimates in the pro forma financial information presented herein and the final acquisition accounting will occur and could have a material impact on the pro forma financial information.

The unaudited pro forma condensed combined financial information has been prepared by Renovaro in accordance with SEC Regulation S-X Article 11 and is not necessarily indicative of the condensed combined financial position or results of operations that would have been realized had the Transaction been completed as of the dates indicated above, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that Renovaro will experience after the Transaction is completed. In addition, the accompanying unaudited pro forma condensed combined statements of operations do not include any pro forma adjustments to reflect expected cost savings or restructuring actions which may be achievable or the impact of any non-recurring expenses and one-time transaction-related costs that may be incurred as a result of the Transaction.

The Transaction and Effective Time of the Transaction

On February 13, 2024 (the “Closing Date”), the Company consummated the acquisition of Renovaro Cube (fka: GEDi Cube) and the other transactions contemplated by the Stock Purchase Agreement (collectively, the “Transaction”). As a result of the Transaction, Renovaro Cube became a wholly-owned subsidiary of the Company.

Exchange Consideration

Pursuant to the Stock Purchase Agreement, as of the Closing Date, the Company acquired all the issued and outstanding equity interests of Renovaro Cube owned by the Sellers as of the Closing Date (each, a “Renovaro Cube Share” and, collectively, the “Renovaro Cube Shares”) in exchange for which each Seller was entitled to receive (i) as of the Closing Date, such Seller’s pro rata percentage of an aggregate of 70,834,183 shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”), which represents the 67,224,089 shares of Common Stock issued and outstanding as of the Closing Date (minus (a) 1 million shares of Common Stock previously issued to a consultant assisting with the Transaction and (b) 1 million shares of Common Stock previously issued to Avram Miller, a director of the Company, pursuant to his Advisory Agreement, dated October 11, 2023, by and between Mr. Miller and the Company) (the “Closing Consideration”) plus 5,610,100 shares of Common Stock representing the Seller’s Earnout Shares (defined below) resulting from the automatic conversion of the Company’s Series A Convertible Preferred and, (ii) following the Closing Date, such Seller’s pro rata percentage of the shares of Common Stock (the “Earnout Shares” and, together with the Closing Consideration, the “Exchange Consideration”) to be issued to the Sellers upon the exercise or conversion of any of the Company’s derivative securities (subject to certain exceptions) that are outstanding at the Closing Date (the “Closing Derivative Securities”). Each Seller’s pro rata percentage of the Exchange Consideration is equal to the ratio of the aggregate number of Renovaro Cube Shares owned by such Seller divided by the aggregate number of Renovaro Cube Shares issued and outstanding, in each case, as of the Closing Date. No fractional shares of Common Stock were or will be issued in the Exchange Consideration, and no cash was or will be issued in exchange therefor. Any fractional share of Common Stock that a Seller would otherwise be entitled to receive is rounded down to the nearest whole share.

Table 1 – Earnout Share Breakdown:	Amount
Estimated Conversion of 561,010 Preferred Shares at a 10:1 ratio	5,610,100
Estimated outstanding warrants at the closing date	5,827,407
Estimated Stock options outstanding at closing date	5,130,110
Estimated Common Stock issuance related to Convertible Notes	627,601
Estimated Earnout Shares related to outstanding Renovaro Derivatives	17,195,218

Table 2 – Estimated Exchange Consideration	Amount
Renovaro Cube Common Stock outstanding as of December 31, 2023	2,157
Estimated total Renovaro Cube Common Stock	2,157
Exchange ratio	38,210
Estimated Closing Consideration	65,224,089
Estimated Earnout Shares (see Table 1 above)	17,195,218
Estimated Renovaro Common Stock to be issued	82,419,307
Closing price at date of acquisition (February 13, 2024)	$1.92
Estimated Exchange Consideration	$158,245,069

Accounting for the Transaction

The Transaction is expected to be accounted for as a business combination using the acquisition method with Renovaro as the accounting acquirer in accordance with ASC 805. Under this method of accounting, the Transaction consideration will be allocated to Renovaro Cube’s assets acquired and liabilities assumed based on their estimated fair values at the date of completion of the Transaction, which closed on February 13, 2024. The process of valuing the net assets of Renovaro Cube immediately prior to the Transaction, as well as evaluating accounting policies for conformity, is preliminary.

In addition, the acquisition method of accounting requires the acquirer to recognize the consideration transferred at fair value. Accordingly, the Transaction consideration allocation and related adjustments reflected in this unaudited pro forma condensed combined financial information are preliminary and subject to revision based on a final determination of fair value. Refer to Note 1, “Basis of Presentation” for more information.

As a result of the foregoing, the unaudited pro forma condensed combined financial information is based on the preliminary information available and management’s preliminary valuation of the fair value of tangible and intangible assets acquired and liabilities assumed and the preliminary value of the consideration transferred. The actual accounting may vary based on final analyses of the valuation of assets acquired and liabilities assumed, particularly in regard to indefinite-lived intangible assets, which could be material. Renovaro will finalize the accounting for the Transaction as soon as practicable within the measurement period in accordance with ASC 805 but in no event later than one year from the closing of the Transaction.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of December 31, 2023

	Renovaro Inc.	Renovaro Cube Intl Ltd.
	December 31,	December 31,			Pro-Forma
	2023	2023	Adjustments	Notes	Combined
	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)
ASSETS
CURRENT ASSETS:
Cash	$243,980	$126,683	$—		$370,663
Notes receivable	1,073,625	—	(1,073,625)	[A]	—
Prepaids and other assets	1,085,545	175,713	—		1,261,258
Total Current Assets	2,403,150	302,396	(1,073,625)		1,631,921

Property and equipment, net	496,896	16,620	—		513,516

OTHER ASSETS:
Definite life intangible assets, net	32,641	—	—		32,641
Indefinite life intangible assets	42,611,000	—	9,019,969	[B]	51,630,969

Goodwill	11,640,000	—	150,428,247	[B]	162,068,247
Deposits and other assets	21,742	—	—		21,742
Operating lease right-of-use assets	812,691	721,720	—		1,534,411
Total Other Assets	55,118,074	721,720	159,448,216		215,288,010

TOTAL ASSETS	$58,018,120	$1,040,736	$158,374,591		$217,433,447

LIABILITIES
CURRENT LIABILITIES:
Accounts payable – trade	$5,577,917	$439,879	$—		$6,017,796
Accrued expenses	783,601	475,207	(75,000)	[E]	1,183,808
Other current liabilities	669,384	—	—		669,384
Current portion of operating lease liabilities	218,085	308,563	—		526,648
Notes payable, net	3,940,000	1,727,434	(1,120,357)	[A]	4,547,077
Convertible notes payable	2,569,379	—	—		2,569,379
Total Current Liabilities	13,758,366	2,951,083	(1,195,357)		15,514,092

NON-CURRENT LIABILITIES:

Contingent Consideration	—	—	33,014,819	[B]	33,014,819
Operating lease liabilities, net of current portion	664,218	413,157	—		1,077,375
Total Non-Current Liabilities	664,218	413,157	33,014,819		34,092,194
Total Liabilities	14,422,584	3,364,240	31,819,462		49,606,286

Commitments and Contingencies	—	—	—		—

STOCKHOLDERS’ EQUITY:
Preferred stock	56	—	—		56
Common Stock	6,724	2,753	9,770	[B][D]	19,247
Additional paid-in capital	301,349,389	(2,753)	126,423,627	[B]	427,770,263
Accumulated deficit	(257,733,402)	(2,275,057)	75,000	[E]	(259,933,459)
Accumulated other comprehensive loss	(27,231)	(48,447)	46,732	[A]	(28,946)
Total Stockholders’ Equity	43,595,536	(2,323,504)	126,555,129		167,827,161

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$58,018,120	$1,040,736	$158,374,591		$217,433,447

See notes to unaudited pro forma condensed combined financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Year Ended June 30, 2023

	(Audited)	(Unaudited)	(Unaudited)		(Unaudited)
	Renovaro Inc.	Renovaro Cube Intl Ltd.	Adjustments	Notes	Combined
Operating Expenses
General and administrative	$15,318,198	$616,092	$2,364,562	[C][D]	$18,298,852
Research and development	4,165,197	—	—		4,165,197
Indefinite life intangible assets impairment charge	18,960,000	—	—		18,960,000
Depreciation and amortization	113,496	10,231	—		123,727
Total Operating Expenses	38,556,891	626,323	2,364,562		41,547,776
LOSS FROM OPERATIONS	(38,556,891)	(626,323)	(2,364,562)		(41,547,776)

Other Income (Expenses)
Loss on extinguishment of contingent consideration liability	(419,182)	—	—		(419,182)
Change in fair value of contingent consideration	—	—	—		—
Interest expense	(580,344)	—	—		(580,344)
Gain (loss) on foreign currency transactions	(1,019)	—	—		(1,019)
Interest income and other income (expense)	(126,620)	184,636	—		58,016
Total Other Income (Expenses)	(1,127,165)	184,636	—		(942,529)

NET LOSS	$(39,684,056)	$(441,687)	$(2,364,562)		$(42,490,305)

BASIC AND DILUTED NET LOSS PER COMMON SHARE	$(0.71)	$(3,681)	$—		$(0.35)

WEIGHTED AVERAGE NUMBER OF SHARES OF COMMON STOCK OUTSTANDING – BASIC AND DILUTED	56,265,362	120	—		121,310,755

See notes to unaudited pro forma condensed combined financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Six Months Ended December 31, 2023

	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)
	Renovaro Inc.	Renovaro Cube Intl Ltd.	Adjustments	Notes	Combined
Operating Expenses
General and administrative	$11,906,602	$1,742,993	$(75,000)	[E]	$13,574,595
Research and development	1,187,165	502,580	—		1,689,745
Depreciation and amortization	60,422	5,135	—		65,557
Total Operating Expenses	13,154,189	2,175,708	(75,000)		15,329,897
LOSS FROM OPERATIONS	(13,154,189)	(2,175,708)	75,000		(15,329,897)

Other Income (Expenses)
Loss on extinguishment of debt	(120,018)	—	—		(120,018)
Loss on extinguishment of contingent consideration liability	—	—	—		—
Interest expense	(454,255)	(32,205)	23,625	[A]	(462,835)
Interest income and other income (expense)	24,313	7,856	(23,625)	[A]	8,544
Total Other Income (Expenses)	(549,960)	(24,439)	—		(574,309)

NET LOSS	$(13,704,149)	$(2,275,057)	$75,000	[E]	$(15,904,206)

BASIC AND DILUTED NET LOSS PER COMMON SHARE	$(0.21)	$(1,055)	$—		$(0.12)

WEIGHTED AVERAGE NUMBER OF SHARES OF COMMON STOCK OUTSTANDING - BASIC AND DILUTED	65,166,625	2,157	—		130,390,714

See notes to unaudited pro forma condensed combined financial statements

1.	Basis of Presentation

The historical consolidated financial information of Renovaro has been adjusted in the accompanying unaudited pro forma condensed combined financial information to give effect to pro forma events that are (i) directly attributable to the Transaction, (ii) factually supportable, and (iii) with respect to the unaudited pro forma condensed combined statements of operations and comprehensive loss, are expected to have a continuing impact on the results of operations.

The unaudited pro forma condensed combined financial statements were prepared in accordance with the regulations of the SEC and are intended to show how the Transaction might have affected the historical financial statements. The unaudited pro forma condensed combined financial information set forth herein is based upon the unaudited historical consolidated financial statements of Renovaro and Renovaro Cube. The unaudited pro forma condensed combined financial statements is presented as if the Transaction had been completed on July 1, 2023, with respect to the unaudited pro forma condensed combined balance sheet as of December 31, 2023, and as of July 1, 2022, with respect to the unaudited pro forma condensed combined statements of operations for the twelve months ended June 30, 2023 and the six months ended December 31, 2023 for the Transaction.

Renovaro’s combined financial information has been prepared in accordance with Generally Accepted Accounting Principles in the United States, or GAAP, as issued by the Financial Accounting Standards Board, or FASB. Renovaro Cube’s financial information has been historically prepared in accordance with GAAP.

The unaudited pro forma condensed combined financial information is presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations had the Transaction occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the combined company will experience after the completion of the Transaction. To the extent there are significant changes to the combined company’s business following the completion of the Transaction, the assumptions and estimates set forth in the unaudited pro forma condensed combined financial statements could change significantly.

Renovaro determined the Transaction constitutes a business combination and is accounting for the Transaction using the acquisition method.

2.	Pro Forma Adjustments

The unaudited pro forma adjustments included in the unaudited pro forma condensed combined financial statements are based on preliminary estimates that may change significantly as additional information is obtained. are as follows:

A.	The elimination of intercompany Notes and related interest income and expense between Renovaro and Renovaro Cube.

B.	To record the 100% acquisition of Renovaro Cube through the issuance of 65,224,089 shares of common stock at $1.92 per share (the closing price at February 13, 2024) and contingent consideration of potential issuance of 17,195,218 common shares (see table 1) at the share price of $1.92, and to eliminate the net stockholders’ equity accounts of Renovaro Cube prior to the acquisition.

C.	To eliminate management fees paid by Renovaro Cube that are not being carried forward to the combined company.

D.	To record one-time consulting fees of $2,760,000 related to the Transaction that was paid in shares at 10/23/2023 closing price of $2.76.

E.	The elimination of an intercompany expense related to professional services between Renovaro and Renovaro Cube.